Contingencies and restrictions	12 Months Ended
Dec. 31, 2018
Disclosure of contingent liability [Abstract]
Disclosure of contingent liabilities [text block]
Note 21	Contingencies and restrictions

In accordance with note 18,1, the Company has only registered a provision for those lawsuits in which there is a probability that the judgments will be unfavorable to the Company. The Company is party to the following lawsuits and other relevant legal actions:

21.1	Lawsuits and other relevant events

1.	Plaintiff	:	Nancy Erika Urra Muñoz,
	Defendants	:	Fresia Flores Zamorano, Duratec-Vinilit S.A. and the Company and their Insurers.
	Date	:	December 2008.
	Court	:	1st Civil Court of Santiago.
	Reason	:	Labor Accident.
	Status	:	Judgment favorable for the Company. Dated March 11, 2016. Appeal filed by the plaintiff which has not been pronounced on. Awaiting notification of the sentence, case filed on December 28, 2016
	Nominal value	:	ThUS$550.

2.	Plaintiff	:	City of Pomona, California USA.
	Defendant	:	SQM North America Corporation (“ SQM NA ”).
	Date	:	December 2010.
	Court	:	United States District Court Central District of California.
	Reason	:
Payment of expenses and other amounts related to the treatment of groundwater to allow for its consumption by removing the existing perchlorate in such groundwater that allegedly comes from Chilean fertilizers.

	Status	:
On May 17, 2018, district judge Gary Klausner sentenced in favor of SQM NA following the verdict of the jury. On September 14, 2018, the plaintiff filed a motion to appeal, which is pending resolution.

	Nominal value	:	ThUS$32,000.

3.	Plaintiff	:	City of Lindsay, California USA.
	Defendant	:	SQM NA and the Company (still not noticed)
	Date	:	December 2010.
	Court	:	United States District Court Eastern District of California.
	Reason	:
Payment of expenses and other amounts related to the treatment of groundwater to allow for its consumption by removing the existing perchlorate in such groundwater that allegedly comes from Chilean fertilizers.

	Status	:	Filing of the case, processing suspended .
	Nominal value	:	Not possible to determine.

4.	Plaintiff	:	H&V Van Mele N.V.
	Defendant	:	NV Euroports, SQM Europe N.V. and its insurance companies,
	Date	:	July 2013.
	Court	:	Commercial Court of Dendermonde,
	Reason	:	Alleged indirect responsibility for the absence of adequate specifications for the SOP–WS by the Belgian distributor.
	Status	:	Sentencing against NV Euroports and subsidy SQM
Europe N.V., for EUR 206,675.91. Appeal presented in November
2017.
	Nominal value	:	ThUS$430.

5.	Plaintiff	:	Carlos Aravena Carrizo et al.
	Defendant	:	SQM Nitratos S.A. (“SQM Nitratos”) and its insurers.
	Date	:	May 2014.
	Court	:	18th Civil Court of Santiago.
	Reason	:	Lawsuit seeking compensation for damages for alleged civil liability under tort as a result of an explosion that occurred during 2010 near Baquedano, causing the death of 6 employees.
	Status	:	Summons to hear sentence
	Nominal value	:	ThUS$1,235.

6.	Plaintiff	:	Evt Consulting SpA.
	Defendant	:	SQM Nitratos.
	Date	:	October 2014.
	Court	:	23th Civil Court of Santiago.
	Reason	:	Lawsuit seeking compensation for damages related to the termination of the purchase and sale agreement for metallic structures.
	Status	:	On November 13, 2017, the Santiago Appeals Court sentenced SQM Nitratos S.A. to pay US$304,620. An appeal in form and substance was presented before the Supreme Court in December 2017.
	Nominal value	:	ThUS$835.

7.	Plaintiff	:	SQM Salar S.A. (“ SQM Salar ”) and the Company.
	Defendant	:	Seguros Generales Suramericana S.A. (formerly - RSA Seguros Chile S.A.)
	Date	:	August 29, 2016.
	Court	:	Arbitration Court – Arbitrator Mr. Gonzalo Fernández.
	Reason	:	Complaint for forced compliance and collection of indemnification for insurance claim of February 7 and 8, 2013.
	Status	:	Evidence stage.
	Nominal value	:	ThUS$20,658.

8.	Plaintiff	:	Tyne and Wear Pension Fund as represented by the Council of the Borough of South Tyneside acting as Lead Plaintiff.
	Defendant	:	The Company Date : January 2016.
	Court	:	United States District Court – Southern District of New York.
	Reason	:	Alleged damage to ADS holders of the Company resulting from alleged noncompliance with the securities regulations in the United States by the Company.

	Status	:	Initial stage of disclosure of background information .
	Nominal value	:	Not determined.

9.	Plaintiff	:	Ernesto Saldaña González et al.
	Defendant	:	SQM Salar S.A., SQM Industrial S.A. (“SQM Industrial”) and their insurance companies.
	Date	:	May 2016.
	Court	:	13 th Civil Court of Santiago.
	Reason	:	Lawsuit seeking compensation for damages for alleged civil liability under tort law arising from the accident that occurred in July 2014 in the María Elena location.
	Status	:	Summons to hear sentence
	Nominal value	:	ThUS$515.

10.	Plaintiff	:	María Yolanda Achiardi Tapia et al.
	Defendant	:	SQM Salar and its insurance companies and other 5 defendants
	Date	:	February 2015.
	Court	:	1 st Civil Court of Antofagasta.
	Reason	:	Lawsuit seeking compensation for damages for alleged civil liability under tort law arising from a traffic accident that occurred in April 2011 in the city of Antofagasta.
	Status	:	Summons to hear sentence.
	Nominal value	:	ThUS$1,265.

11.	Plaintiff	:	The Company
	Defendants	:	AES Gener S.A. (“Gener”) and Empresa Eléctrica Cochrane SpA (“Cochrane”).
	Date	:	May 11, 2017.
	Court	:	Arbitration award in accordance with the arbitration rules established by the Center for Arbitration and Mediation of the Santiago Chamber of Commerce (“CAM).
	Reason	:	Request for the interpretation of an electricity supply agreement alleging the right by the plaintiff to receive a collection in conformity with such agreement.
	Instance	:	Evidentiary stage.
	Nominal value	:	Not determined.

12.	Plaintiff	:	Gener and Cochrane.
	Defendant	:	The Company.
	Date	:	May 2017.
	Court	:	Arbitration in accordance with the rules established by the Center for Arbitration and Mediation (CAM).
	Reason	:	Discrepancy with respect to the amount of an alleged right by the plaintiff to receive a collection in conformity with the agreement entered into by the parties.
	Instance	:	Evidentiary stage.
	Nominal value	:	Not determined.

13.	Plaintiffs	:	Transportes Buen Destino
	Defendant	:	SQM Salar.
	Date	:	None.
	Court	:	Arbitration in accordance with the rules established by the Center for Arbitration and Mediation (CAM).
	Reason	:	Discrepancies generated in the implementation of the following contracts entered into between TBD and SQM Salar: (i) lithium brine transportation; and (ii) salt transportation.
	Instance	:	Prior stage. The audience for setting procedure rules is pending.
	Nominal value	:	Undetermined.

14.	Plaintiffs	:	Castillo, Hernán et al.
	Defendants	:	Servicios Integrales de Tránsitos y Transferencias S.A. and SQM Industrial S.A.
	Date	:	September 15, 2017.
	Court	:	1st Labor Court of Santiago.
	Reason	:	Lawsuit to assert labor rights, seeking collection of wages owed and other amounts.
	Instance	:
On August 24, 2018, a judgment is issued rejecting the application in its entirety. On September 6, 2018, plaintiffs deduct an appeal for nullity before the Santiago Court of Appeals, which is still in branch.

	Nominal value	:	ThUS$1,940.

15.	Plaintiffs	:	Acosta Tapia, Eloisa del Tránsito and others as successors and assigns of Araya Castillo, Raimundo del Rosario.
	Defendants	:	SQM Salar.
	Date	:	January 19, 2018.
	Court	:	2nd Labor Court of Santiago.
	Reason:	:	Lawsuit for damages for pain and suffering as a result of occupational illness.
	Instance	:	On October 22, the final ruling was issued, wherein the claim was denied. The plaintiff filed an appeal for annulment, which is pending with the Court of Appeals of Santiago
	Nominal value	:	ThUS$472.

16.	Appellants	:	Asociación Indígena Consejo Pueblos Atacameños and others.
	Appellees	:	Corfo, the Company, SQM Salar and SQM Potasio S.A.
	Date of appeal	:	February 15, 2018.
	Court	:	Santiago Court of Appeals
	Reason	:	Appeal requesting annulment of modifications to contracts signed by the defendants on January 17, 2018.
	Instance	:	On September 25, the Court of Appeals of Santiago rejected the appeal for protection. On October 12, the Supreme Court ordered the revision of the appeal filed by the appellants.
	Nominal value	:	Undetermined.

17.	Claimant	:	The Society.
	Defendant	:	Office of the Superintendent of the Environment (“SMA”)

	Date	:	20 July 2017

	Court	:	Second Environmental Court of Santiago

	Reason	:	Motion for review filed by the Company against ruling rejecting the compliance program for the Pampa Hermosa project.

	Instance	:
On August 21, 2018, the Second Environmental Court of Santiago accepted the Company’s claim and ordered the SMA to take the procedure back to the stage prior to their sentencing that rejected the compliance program. This ruling was appealed with the Supreme Court on August 8, 2018.

	Nominal value	:	Amount involved: Undetermined.

18.	Claimant	:	Congresspersons Claudia Nathalie Mix Jiménez, Gael Fernanda Yeomans Araya, Camila Ruslay Rojas Valderrama et al.
	Defendant	:	CORFO. The entity has intervened as an independent third party.
	Date	:	September 6, 2018.
	Court	:	Special Magistrate, Mr. Alejandro Madrid Crohare.
	Reason	:	To render null and void the contract for the Salar de Atacama Project signed between CORFO and SQM Salar.
	Instance	:	Pending ruling on dilatory pleas and independent third-party status of companies and subsidiaries.
	Nominal value	:	Undetermined.

The Company and its subsidiaries have been involved and will probably continue to be involved either as plaintiffs or defendants in certain judicial proceedings that have been and will be heard by the arbitration or ordinary courts of justice that will make the final decision. Those proceedings that are regulated by the appropriate legal regulations are intended to exercise or oppose certain actions or exceptions related to certain mining claims either granted or to be granted and that do not or will not affect in an essential manner the development of the Company and its subsidiaries.

Soquimich Comercial S.A. has been involved and will probably continue being involved either as plaintiff or defendant in certain judicial proceedings through which it intends to collect and receive the amounts owed, the total nominal value of which is approximately US$1.2 million.

The Company has made efforts and continues making efforts to obtain payment of certain amounts that are still owed to the Company due to its activities. Such amounts will continue to be required using judicial or non-judicial means by the plaintiffs, and the actions and exercise related to these are currently in full force and effect.

The Company and its subsidiaries have received no legal notice on lawsuits other than those indicated above, which exceed US$0.2 million.

21.2	Restrictions to management or financial limits

Contracts that subscribed the issuance of bond in the local and international market require the Company to comply with the following level of consolidated financial indicators, calculated for the last 12 month period:

To maintain Leverage Ratio not higher than 1.2 times at its strictest level. The Leverage ratio is defined as the Total Liabilities divided by Total Equity.

As of December 31, 2018, the above mentioned financial indicator has the following values:

Indicator	12/31/2018	12/31/2017

Leverage	1.00	0.91

Bond issue agreements issued abroad require the Company to neither merge nor dispose of the whole or a substantial part of its assets, unless all the following conditions are met: (i) the legal successor company is an entity subject to either Chilean or United States law, and assumes SQM S.A.’s obligations under a complimentary contract, (ii) the Issuer does not fail to comply immediately after the merger or disposal, and (iii) the Issuer delivers a legal opinion stating that the merger or disposal and the complimentary contract meet the requirements described in the original contract.

In addition, SQM S.A. is committed to disclosing financial information on quarterly basis.

The Company and its subsidiaries have complied and are fully complying with all the aforementioned limitations, restrictions and obligations.

21.3	Environmental contingencies

On June 6, 2016, the “SMA” filed charges against the Company with respect to the Pampa Hermosa project for possible noncompliance with RCA 890/2010.

This relates to charges related to certain variables of the follow-up plan and the implementation of a mitigation measure included in the respective environmental impact assessment. The Company has presented for the approval of SMA a compliance program detailing the actions and commitments it will carry out to address the SMA's objections.
On June 29, 2017, the SMA rejected the compliance program presented by the Company. On July 10, 2017, the Company presented its rebuttals to the charges made by the SMA. On August 21, 2018, the Second Environmental Court accepted the Company’s claim, ordering the SMA to take the procedure back to the stage prior to their resolution rejecting the compliance program presented by the Company.

On December 13, 2017, the First Environmental Court of Antofagasta authorized the SMA to apply the temporary and partial closure of the water extraction wells located in the Salar de Llamara. These wells allow the Company to extract around 124 liters/second of water, which is approximately 15% of the water used in Chile’s First Region. In October 2018, the First Environmental Court of Antofagasta accepted the Company’s claim, leaving the indicated closure without effect, maintaining only the requirement to prepare reports to increase knowledge of ecosystems. In mid-October, the Court denied authorization to SMA to renew the closure measure. In December 2018, the First Environmental Court accepted the Company’s second claim, ratifying the previous decision.
On January 10, 2019, the SMA carried out the sentence of the Second Environmental Court, taking the procedure back to the stage prior to their resolution rejecting the compliance program presented by the Company. On January 14, 2019, the SMA made new observations to the compliance program formulated by the Company. The term granted for the Company to address these observations is currently underway, after which the SMA will issue a new ruling on the proposal.

Through a ruling dated November 28, 2016, which was modified by a ruling dated December 23, 2016, the SMA filed charges against SQM Salar for extracting brine in excess of authorized amounts, progressively impacting the vitality of algarrobo trees, delivering incomplete information, modifying variables and other matters.

SQM Salar presented a compliance program that details the actions and commitments that will be undertaken to overcome the objections formulated by the SMA. This program was accepted by SMA ruling dated January 7, 2019, thus suspending the process initiated against SQM Salar. The Atacameño Indigenous Community of Peine, the Indigenous Association Council of Atacameño Peoples and the Atacameño Indigenous Community of Camar have filed against this ruling with the First Environmental Court. In keeping with the monitoring plans established in the current environmental qualification resolution for the operation at the Salar de Atacama, SQM Salar periodically monitors the flora, fauna, hydrogeological and meteorological variables, including 225 monitoring points and 48 continuous measuring points for the brine and water levels in different parts of the salar basin, which it periodically reports to the corresponding authorities. If any of the monitoring points fall below predefined levels, various actions are considered, which are part of the environmental monitoring plan.

On May 20, 2018, 2 of the 225 points were 1 cm below the predefined level for those points. These points are on the route of an outlet sector for a lagoon located on the eastern edge of the Salar de Atacama. Historically flows from the lagoons of the deposit have varied in location and route. That has happened in this case and the flow has moved with regard to the location of the monitoring well in question. Both the levels and the flows from the lagoons have behaved normally and no changes in the ecosystem that is being monitored in the area have been observed.

Following the protocols established for these cases, SQM Salar’s total extraction volume in the Salar de Atacama, has been reduced from a maximum average of 1,500 liters per second per year to 1,250 liters per second per year for a period of six months.

The Company estimates that an average annual decrease of brine extraction of 250 liters per second would have no impact on current and estimated production volumes of lithium carbonate and hydroxide. In the case of potassium chloride, it is estimated that the reduction in brine extraction could imply a reduction in production and sales volumes of approximately 170.000 metric tons on an annual basis.

21.4	Tax contingency

During 2015, the Company, SQM Salar and SQM Industrial submitted to the Chilean IRS four tax amendments (two by the Company, one by SQM Salar and one by SQM Industrial).

The first two (one for SQM and one for SQM Salar), after being approved by the SII, generated payments for taxes, interests and other charges of US$8.1 million. A provision for such amount was made in the profit or loss for the first quarter of 2015.

Additionally, during August 2015, the Chilean IRS was provided, for its review and approval, with the documentation necessary for amending the annual tax returns of the Company and SQM Industrial. As a result of such amendments, the Company paid an approximate amount of US$1.4 million for taxes, interests and other charges. This amount was recorded in a provision in the profit or loss for the second quarter of 2015.

Finally, during 2016, the last 12 invoices were amended with a payment of approximately US$50,000.

Accordingly, the SQM Group considers terminated the internal analysis which has been performed. The purpose of the analysis was to identify the expenses incurred by the SQM Group during the fiscal years 2008 to 2014 and which could be a matter of tax rectification.
Because of the aforementioned amendments, the Company, SQM Salar and SQM Industrial might be affected by additional penalties established in the first subparagraph, No. 4 of Article 97 of the Tax Code, for an amount ranging between 50% and 300% of the taxes paid. The Company has not considered it necessary to make any provisions related to this possible additional penalty.

On Friday, August 26, 2016, SQM Salar filed with the Third Tax and Customs Court of the Metropolitan Region a tax claim against tax assessments No. 169, 170, 171 and 172, which seek to expand application of the specific tax on mining activities to include lithium exploitation. The amount involved is approximately US$17.8 million. On November 28, 2018, the Third Tax and Customs Court rejected the claim, and the case is in the Santiago Court of Appeals, based on the appeal filed by SQM Salar.
On March 24, 2017, SQM Salar filed with the Third Tax and Customs Court of the Metropolitan Region a tax claim against tax assessment No. 207 of 2016 and ruling No. 156 of 2016, both issued by the Chilean IRS, which seek to expand application of the specific tax on mining activities to include lithium exploitation for tax years 2015 and 2016. The amount involved is approximately US$14.4 million. On November 28, 2018, the Third Tax and Customs Court accepted SQM Salar’s claim for US$7.0 million corresponding to the overcharge made by the SII and rejected the remainder of the claim. The case is in the Santiago Court of Appeals, based on the appeal filed by SQM Salar.

These amounts are classified as taxes for current assets, non-current, as of December 31, 2017 and the same as of December 31, 2018.

The amount involved is approximately US$32.2 million. The Chilean IRS has not issued an assessment claiming differences in the specific tax on mining activities filed for business years 2016, 2017 and 2018. As of the date of these financial statements, the Company has not made any provisions for these possible differences.
If the Chilean IRS uses criteria similar to that used in previous years, it may issue an assessment in the future for the 2016, 2017 and 2018 financial years. It is reasonable to expect that should these assessments for the period 2016 to the quarter half of 2018 be issued, the value would be approximately US$57 million (without considering potential interest and fines).

21.5	Contingencies regarding the Changes to the Contracts with Corfo. Appeal No. 10301-2018, Santiago Court of Appeals:

(a)
In January 2018, indigenous communities and various parties presented an appeal for legal protection against Corfo, the Company, SQM Salar and SQM Potasio (the “Companies”), with regard to the amendments to the contract for the project in the Salar de Atacama and the OMA mining property lease contract dated January 17, 2018, both granted as a result of a conciliation process proposed by the arbitration court which took place at the end of arbitration between the parties (the “Amendments”). According to the appellants, the Amendments will deprive, disturb and threaten in an illegal and arbitrary way the constitutional rights of the appellants established in article 19, numbers 8, 21 and 24 of the Political Constitution. The appellants have therefore requested the following: (i) that the acts subject to appeal be declared invalid, vacated or without effect, (ii) that the Amendments be reviewed according to the provisions of Convention 169 (iii) that the counterparts be expressly made liable for the costs, given the clearly illegal and arbitrary nature of what has occurred.

Once informed of the appeal, the Companies requested that it be rejected for the following reasons. Firstly, because it is extemporaneous. Secondly, as the matter is one that requires the interpretation and verification of the application or effects of contractual clauses, it goes beyond the scope of this cautionary action. Thirdly it should be challenged on the principle of specialty, because there is a special procedure which would better apply. In terms of substance, the Companies have indicated to the Court that an increase in the lithium quota, authorized through contractual changes adopted through a conciliation process proposed by the Arbitration Judge does not constitute an arbitrary or illegal act and that no indigenous consultation took place as per article 6 of Convention 169 because the Amendments were not legislative or administrative measures likely to directly affect the indigenous peoples. The Companies have sustained that the Amendments are the implementation of a conciliation agreement, that is the jurisdictional equivalent of res judicata, which was proposed by the arbitration judge and does not correspond to the exercise of public powers, as required in article 6 of Convention 169.

On September 25, 2018, the Santiago Court of Appeals rejected the appeal for protection. The appeal for protection is currently pending before the Supreme Court.

21.5	Contingencies regarding the Changes to the Contracts with Corfo. Appeal No. 10301-2018, Santiago Court of Appeals, continued

In the event that a ruling is made to leave without effect the Amendments and if there are no appeals by the parties, the contracts prior to the Amendments will once again be valid, although this resolution should not affect the efficiency and validity of the conciliation reached regarding the matters debated in arbitration.

The court has the faculties to adopt the decisions it considers necessary to reestablish the rule of law and ensure the protection of the affected party.

(b)
On September 6, 2018, a public law annulment lawsuit was filed by the congresspersons Mss. Claudia Nathalie Mix Jiménez, Gael Fernanda Yeomans Araya and Camila Ruslay Rojas Valderrama and the Citizen Power Party (Partido Poder Ciudadano) to render null and void the contract for the Salar de Atacama Project signed between Corfo and the Companies. The Companies have joined the suit as interested third parties.

In the suit, the plaintiffs request a pretrial measure against Corfo for the signing of agreements and contracts related to the exploitation of lithium. On October 31, 2018, the special magistrate rejected the measure, which was appealed by the plaintiffs.

In the event that the contract for the Salar de Atacama Project is rendered null and void, SQM Salar could be unable to exploit the mining claims in the Salar de Atacama that it has leased from Corfo.

21.6	Restricted or pledged cash

The subsidiary Isapre Norte Grande Ltda., in compliance with the provisions established by the Chilean Superintendence of Healthcare, which regulates the running of pension-related health institutions, maintains a guarantee in financial instruments delivered in deposits, custody and administration to Banco de Chile.

This guarantee, according to the regulations issued by the Chilean Superintendence of Healthcare is equivalent to the total amount owed to its members and medical providers. Banco de Chile reports the present value of the guarantee to the Chilean Superintendence of Healthcare and Isapre Norte Grande Ltda on a daily basis. As of December 31, 2018, the guarantee amounts to ThUS$712.

21.7	Securities obtained from third parties

The main security received (exceeding ThUS$100) from third parties to guarantee Soquimich Comercial S.A. their compliance with obligations in contracts of commercial mandates for the distribution and sale of fertilizers amounted to
ThUS$9,423 and ThUS$12,103 on December 31, 2018 and December 31, 2017 respectively; which is detailed as follows:

Grantor	Relationship	12/31/2018	12/31/2017
		ThUS$	ThUS$

Ferosor Agrícola S.A.	Unrelated third party	3,598	4,067
Tattersall Agroinsumos S.A.	Unrelated third party	2,000	2,000
Contador Frutos S.A.	Unrelated third party	1,587	1,743
Agrícola Lobert Ltda.	Unrelated third party	-	1,264
Covepa SPA	Unrelated third party	720	813
Johannes Epple Davanzo	Unrelated third party	321	363
Hortofrutícola La Serena	Unrelated third party	294	323
Juan Luis Gaete Chesta	Unrelated third party	195	262
Arena Fertilizantes y Semillas	Unrelated third party	216	244
Vicente Oyarce Castro	Unrelated third party	222	244
Soc. Agrocom. Julio Polanco	Unrelated third party	144	163
Bernardo Guzmán Schmidt	Unrelated third party	126	138
Gilberto Rivas Y Cia. Ltda.	Unrelated third party	-	138
Lemp Martin Julian	Unrelated third party	-	124
Comercial Agrosal Ltda.	Unrelated third party	-	116
Soc.Comercial el Mimbral	Unrelated third party	-	101
Total		9,423	12,103